                                                                   Exhibit 10.20

                          HOLMES FINANCING (NO. 3) PLC
             (A wholly owned subsidiary of Holmes Holdings Limited)

                               REPORT AND ACCOUNTS

                       FOR THE YEAR ENDED 31 DECEMBER 2002

                             Registered No. 4154576

HOLMES FINANCING (NO.3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Report of the Directors

The Directors submit their report together with the accounts for the year to 31 December 2002.

1. Principal activity and review of the year

The principal activity of the Company is to issue asset backed notes and enter into all financial arrangements in that connection. No future changes in activity are envisaged.

2. Results and Dividend

The results for the year are set out on page 4. The was no profit during the year (2001: profit(Pound)1,000) to be transferred to reserves. The Directors do not recommend the payment of a dividend (2001: nil).

3. Financial Instruments

The Company's financial instruments, other than derivatives, comprise loans to group undertakings, borrowings, cash and liquid resources, and various items, such as debtors and creditors that arise directly from its operations. The main purpose of these financial instruments is to raise finance for the Company's operations.

The Company also enters into derivatives transactions (principally cross currency swaps). The purpose of such transactions is to manage the currency risks arising from the Company's operations and its sources of finance.

It is, and has been throughout the year under review, the Company's policy that no trading in financial instruments shall be undertaken.

The main risk arising from the Company's financial instruments is currency risk. The Board reviews and agrees policies for managing this risk and they are summarised below.

Currency risk

The Company has debt securities in issue denominated in US Dollars and Euros. The Company's policy is to eliminate all exposures arising from movements in exchange rates by the use of cross currency swaps to hedge payments of interest and principal on the securities. All other assets, liabilities and transactions are denominated in Sterling.

4. Directors and their interests

The Directors who served throughout the year, except as noted below were:

M McDermott
M A Parsons                    (resigned 6 August 2002)
R Wise                         (appointed 6 August 2002, resigned 23 May 2003)
D Green                        (appointed 23 May 2003)
SPV Management Limited

At the year end and the previous year end, Holmes Holdings Limited and M. McDermott held one share in the Company. SPV Management Ltd and M. McDermott held one share in the holding company, Holmes Holdings Limited, at the year end. The other share in Holmes Holdings Limited was held by SPV Management Limited. None of the other Directors had a beneficial interest in the shares of the Company, or of the holding company, Holmes Holdings Limited, at the year end.

HOLMES FINANCING (NO.3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

5. Directors' Responsibility in respect of the Preparation of Accounts

The Directors are required by United Kingdom company law to prepare accounts for each financial year that give a true and fair view of the state of affairs of the Company as at the end of the financial year, and of the profit or loss for that year.

The Directors confirm that suitable accounting policies have been used and applied consistently and reasonable and prudent judgements and estimates have been made in the preparation of the accounts for the year ended 31 December 2002. The Directors also confirm that applicable accounting standards have been followed and that the statements have been prepared on the going concern basis.

The Directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the Company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for the Company's system of internal control, for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

6. Auditors

During the year the Directors re-appointed Deloitte & Touche as auditors of the Company.




By order of the Board


/s/ Natalie Weedon
------------------

For and behalf of
Abbey National Secretariat Services Limited, Secretary


24 June 2003.




Registered Office:
Abbey National House
2 Triton Square
Regent's Place
London
NW1 3AN

HOLMES FINANCING (NO.3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF HOLMES FINANCING (NO. 3) PLC

We have audited the financial statements of Holmes Financing (No. 3) plc for the year ended 31 December 2002 which comprise the profit and loss account, the balance sheet, the statement of accounting policies and the related notes 1 to
17. These financial statements have been prepared under the accounting policies set out therein.

Respective responsibilities of directors and auditors

As described in the statement of directors' responsibilities, the company's directors are responsible for the preparation of the financial statements in accordance with applicable United Kingdom law and accounting standards. Our responsibility is to audit the financial statements in accordance with relevant United Kingdom legal and regulatory requirements and auditing standards, and the Listing Rules of the Financial Services Authority.

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report if, in our opinion, the directors' report is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed.

We read the directors' report for the above year and consider the implications for our report if we become aware of any apparent misstatements.

Basis of audit opinion

We conducted our audit in accordance with United Kingdom auditing standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements and of whether the accounting policies are appropriate to the company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion, we also evaluated the overall adequacy of the presentation of information in the financial statements.

Opinion

In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31 December 2002 and of its result for the year then ended and have been properly prepared in accordance with the Companies Act 1985.




Deloitte & Touche
Chartered Accountants and Registered Auditors
London, England

25 June 2003.

HOLMES FINANCING (NO.3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Profit and Loss Account
For the year ended 31 December 2002

                                                          2002           2001
                                             Note (Pounds)'000   (Pounds)'000
                                                  ------------   ------------
                                                                  (11 months)

Interest receivable                           2         93,433         68,479
Interest payable                              3        (93,433)       (68,478)
                                                  ------------   ------------

Net interest income                                          -              1

Other operating income                                       -            573
Administrative expenses                                      -           (573)

                                                  ------------   ------------
OPERATING PROFIT ON ORDINARY ACTIVITIES
BEFORE TAXATION                               4              -              1

Tax on profit on ordinary activities          5              -              -

                                                  ------------   ------------
PROFIT ON ORDINARY ACTIVITIES AFTER
TAXATION AND RETAINED FOR THE YEAR/PERIOD    14              -              1
                                                  ============   ============






There are no recognised gains or losses in the year other than the profit for the year and therefore no statement of total recognised gains and losses is required.

There is no difference between the profit on ordinary activities before taxation and the retained profit for the year stated above and their historical cost equivalents.

All transactions are derived from continuing operations within the United
Kingdom.

HOLMES FINANCING (NO.3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Balance Sheet
As at 31 December 2002

                                                                                        2002                 2001
                                                                     Note        (Pound)'000          (Pound)'000
                                                                                 -----------          -----------
FIXED ASSETS
Loans to group undertaking                                            6            2,167,000            2,167,000

CURRENT ASSETS
Debtors                                                               7               19,375               21,581
Cash at bank and in hand                                              8                    6                   13
                                                                             ---------------       --------------
                                                                                      19,381               21,594

CREDITORS - amounts falling due within one year                       9              (19,330)             (21,543)

                                                                             ---------------       --------------
NET CURRENT ASSETS                                                                        51                   51
                                                                             ---------------       --------------

TOTAL ASSETS LESS CURRENT LIABILITIES                                              2,167,051            2,167,051

CREDITORS - amounts falling due after more than one year

                                                                      10          (2,167,000)          (2,167,000)
                                                                             ---------------       --------------
NET ASSETS                                                                                51                   51
                                                                             ===============       ==============

CAPITAL AND RESERVES

Called-up share capital                                               13                  50                   50
Profit and loss account                                                                    1                    1

                                                                             ---------------       --------------
EQUITY SHAREHOLDERS' FUNDS                                            14                  51                   51
                                                                             ===============       ==============

The financial statements on page 4 to 11 were approved by the Board of Directors on 23 June 2003.

Signed on behalf of the Board of Directors


/s/ Martin McDermott
--------------------

Director.

HOLMES FINANCING (NO.3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002

1.  Accounting Policies

    Basis of Accounting
    The financial statements are prepared under the historical cost convention and in accordance with applicable United Kingdom law and accounting standards. The particular accounting policies adopted are described below.

(1) Interest receivable is calculated on an accruals basis.
(2) Loans to group undertakings held as fixed assets are stated at cost less provisions for any impairments.
(3) Transactions are undertaken in derivative financial instruments, "derivatives", which include cross currency swaps. Derivatives are entered into for the purpose of eliminating risk from potential movements in foreign exchange rates inherent in the Company's non-trading assets and liabilities. Non-trading assets and liabilities are those intended for use on a continuing basis in the activities of the Company. A derivative is designated as non-trading where there is an offset between the effects of potential movements in market rates of the derivative and the designated asset or liability being hedged. Non-trading derivatives are reviewed regularly for their effectiveness as hedges. Non-trading derivatives are accounted for on an accruals basis, consistent with the asset or liability being hedged. Income and expense on non-trading derivatives are recognised as they accrue over the life of the instruments as an adjustment to interest receivable or payable.
(4) Income and expenses arising in foreign currencies are translated at the average rates of exchange over the accounting year unless they are hedged in which case the relevant hedge rate is applied. Assets and liabilities denominated in foreign currencies are translated into sterling at the contracted hedge rate.
(5) The Company is a wholly owned subsidiary of Holmes Holdings Limited, a Company incorporated in Great Britain. Accordingly the Company is not required to produce a cash flow statement as prescribed in paragraph 5 (a) of FRS 1 (revised 1996), "Cash flow statements".

2.  Interest Receivable

    Interest receivable derives from loans made to group undertakings (see note
    6).

3.  Interest Payable

    Interest is payable on debt securities in issue (see note 11).

4.  Operating Profit on Ordinary Activities before Taxation

    Operating profit on ordinary activities before taxation is stated after charging:

                                                                       2002                 2001
                                                                (Pound)'000          (Pound)'000
                                                                                     (11 months)
     Audit fees                                                            -                  14
                                                                ============        ============

     Administration charges - SPV Management Limited                       -                   6
                                                                ============        ============

    The Company has no employees (2001: nil). No emoluments were paid to the Directors by the Company during the current year (2001 : (Pound)nil). All administrative expenses are paid for, and borne, by Holmes Funding Limited, a fellow subsidiary undertaking. Because of this, no expenses are shown in the Company.

HOLMES FINANCIANG (NO.3) plc
(A wholly owned subsidiary of Holmes Holdings Limited)


Notes to the Accounts for the year ended 31 December 2002 (continued)

5. Tax on Profit on Ordinary Activities

                                                                                    2002            2001
                                                                                (Pounds)'000     (Pounds)'000
                                                                                                   (11 months)
      UK corporation tax at 10%  (2001: 20%)                                               -                -
                                                                                ============     ============

6. Loans to Group Undertaking

                                                                                    2002            2001
                                                                                (Pounds)'000     (Pounds)'000
      Repayable:
      In more than one year but not more than five years                           1,500,000          750,000
      In more than five years                                                        667,000        1,417,000
                                                                                ------------     ------------
                                                                                   2,167,000        2,167,000
                                                                                ============     ============

     The loans are all denominated in Sterling and are at variable rates of interest, based on LIBOR for three-month sterling deposits.

7. Debtors

                                                                                     2002           2001
                                                                                (Pounds)'000     (Pounds)'000
      Amounts due from group undertaking                                                  68               46
      Called up share capital not paid - due from parent undertaking                      37               37
      Accrued interest receivable on loans to group undertaking                       19,270           21,498
                                                                                ------------     ------------
                                                                                      19,375           21,581
                                                                                ============     ============

8. Cash at Bank and in Hand

     The Company holds deposits at banks which pay interest based on LIBOR.

9. Creditors : amounts falling due within one year

                                                                                    2002            2001
                                                                                (Pounds)'000     (Pounds)'000
      Corporation tax                                                                      -                -
      Other creditors                                                                     60               46
      Accrued interest payable                                                        19,270           21,497
                                                                                ------------     ------------
                                                                                      19,330           21,543
                                                                                ============     ============

HOLMES FINANCIANG (NO.3) plc
(A wholly owned subsidiary of Holmes Holdings Limited)


Notes to the Accounts for the year ended 31 December 2002 (continued)


10. Creditors : amounts falling due after more than one year

                                                                                    2002            2001
                                                                                (Pounds)'000     (Pounds)'000
      Debt securities in issue (note 11)                                           2,167,000        2,167,000
                                                                                ============     ============

11.  Debt Securities in Issue

                                                                                    2002            2001
                                                                                (Pounds)'000     (Pounds)'000
      Series 1 Class A Floating Rate Notes 2005                                      750,000          750,000
      Series 1 Class B Floating Rate Notes 2040                                       23,000           23,000
      Series 1 Class C Floating Rate Notes 2040                                       37,500           37,500
      Series 2 Class A Floating Rate Notes 2007                                      750,000          750,000
      Series 2 Class B Floating Rate Notes 2040                                       23,000           23,000
      Series 2 Class C Floating Rate Notes 2040                                       37,500           37,500
      Series 3 Class A Floating Rate Notes 2040                                      500,000          500,000
      Series 3 Class B Floating Rate Notes 2040                                       15,000           15,000
      Series 3 Class C Floating Rate Notes 2040                                       31,000           31,000
                                                                                ------------     ------------
                                                                                   2,167,000        2,167,000
                                                                                ============     ============

     The notes are denominated in the following currencies:

                                                                                    2002            2001
                                                                                (Pounds)'000     (Pounds)'000
      US Dollars                                                                   1,621,000        1,621,000
      Euro                                                                           546,000          546,000
                                                                                 -----------     ------------
                                                                                   2,167,000        2,167,000
                                                                                 ===========     ============

     Foreign currency notes are converted at the swap rate.

     Payments in respect of the Class B and C Notes will only be made if, and to the extent that, there are sufficient funds after paying or providing for certain liabilities, including liabilities in respect of the Class A Notes. The Class B Notes rank after the Class A Notes in point of security but before the Class C Notes.

     Interest is payable on the notes at variable rates based on the three-month US Dollar LIBOR and three-month EURIBOR.

     The Company's obligations to noteholders, and to other secured creditors, are secured under a deed of charge which grants security over all of its assets in favour of the security trustee. The principal assets of the Company are loans made to Holmes Funding Limited, a group company, whose obligations in respect of these loans, are secured under a deed of charge which grants security over all of its assets, primarily comprising shares in a portfolio of residential mortgage loans, in favour of the security trustee. The security trustee holds this security for the benefit of all secured creditors of Holmes Funding Limited, including the Company.

HOLMES FINANCING (NO. 3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

11. Debt Securities in Issue (continued)

    The estimated fair values of the notes, based on the mid-market price on 31 December, are as follows:

                                                                             2002                2001
                                                                      (Pound)'000         (Pound)'000
      Series 1 Class A Floating Rate Notes 2005                           657,481              744,825
      Series 1 Class B Floating Rate Notes 2040                            20,157               22,841
      Series 1 Class C Floating Rate Notes 2040                            32,641               37,500
      Series 2 Class A Floating Rate Notes 2007                           657,479              744,600
      Series 2 Class B Floating Rate Notes 2040                            20,140               22,825
      Series 2 Class C Floating Rate Notes 2040                            32,224               37,500
      Series 3 Class A Floating Rate Notes 2040                           524,167              500,170
      Series 3 Class B Floating Rate Notes 2040                            15,606               14,977
      Series 3 Class C Floating Rate Notes 2040                            32,643               30,780
                                                                -----------------     ----------------
                                                                        1,992,538            2,156,018
                                                                =================     ================

12. Financial Instruments

    The Company's policies as regards derivatives and financial instruments are set out in the Report of the Directors on page 1 and the accounting policies on page 6. The Company does not trade in financial instruments. The following disclosures are made in respect of financial instruments. Short term debtors and creditors are included in all of the following disclosures.

12  (a) Maturity profile of financial liabilities

                                                                             Debt
                                                                       securities                Other              Total
                                                                         in issue          liabilities        liabilities
    2002                                                              (Pound)'000          (Pound)'000        (Pound)'000
    Within one year or less or on demand                                        -               19,330             19,330
    More than one year but not more than two years                              -                    -                  -
    More than two years but not more than five years                    1,500,000                    -          1,500,000
    More than five years                                                  667,000                    -            667,000
                                                                -----------------     ----------------    ---------------
                                                                        2,167,000               19,330          2,186,330
                                                                =================     ================    ===============

                                                                             Debt
                                                                       securities                Other              Total
                                                                         in issue          liabilities        liabilities
    2001                                                              (Pound)'000          (Pound)'000        (Pound)'000
    Within one year or less or on demand                                        -               21,543             21,543
    More than one year but not more than two years                              -                    -                  -
    More than two years but not more than five years                      750,000                    -            750,000
    More than five years                                                1,417,000                    -          1,417,000
                                                                -----------------     ----------------    ---------------
                                                                        2,167,000               21,543          2,188,543
                                                                =================     ================    ===============

    There are no material undrawn committed borrowing facilities.

HOLMES FINANCING (NO. 3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

12 (b) Interest rate profile of financial assets and liabilities

    After taking into account the cross currency swaps entered into by the Company, the interest rate profile of the Company's financial assets and liabilities was:

                                                                                                       Weighted
                                                                                       Non-        average year
                                                               Floating            interest               until
      2002                                   Total                 rate             bearing           maturity*
                                       (Pound)'000          (Pound)'000         (Pound)'000               Years
      Assets:
      Sterling                           2,186,381            2,167,006              19,375                 0.1
                                  ================    =================   =================    ================

      Liabilities:
      Sterling                           2,186,330            2,167,000              19,330                 0.1
                                  ================    =================   =================    ================


                                                                                                       Weighted
                                                                                       Non-             average
                                                               Floating            interest          year until
      2001                                   Total                 rate             bearing           maturity*
                                       (Pound)'000          (Pound)'000         (Pound)'000               Years

      Assets:
      Sterling                           2,188,594            2,167,013              21,581                 0.1
                                  ================    =================   =================    ================

      Liabilities:
      Sterling                           2,188,543            2,167,000              21,543                 0.1
                                  ================    =================   =================    ================

    * for non-interest bearing assets/liabilities only.

    Benchmark rates for determining interest payments for the floating rate assets and liabilities are given in the note to the accounts relevant to the financial instrument type.

12 (c) Fair values of financial assets and liabilities

    The fair value of debt securities in issue is disclosed in note 11 to the accounts. Fair value disclosures are not provided for loans to group undertakings as there is no liquid and active market for such instruments. The estimated fair values of other assets and liabilities on the balance sheet are not materially different from their carrying amounts.

    The estimated fair value of the cross currency swaps entered into by the Company as at 31 December 2002 was a liability of (Pound)180,968,941 ((Pound)61,916,998 at 31 December 2001). The cross currency swaps mature between January 2005 and July 2040. The fair value of the instruments will largely be recognised after the end of the next financial year.

12 (d) Currency profile

    Taking into account the effect of derivative instruments, the Company did not have a material financial exposure to foreign exchange gains or losses on monetary assets and monetary liabilities denominated in foreign currencies at 31 December 2002.

HOLMES FINANCING (NO. 3) PLC
(A wholly owned subsidiary of Holmes Holdings Limited)

Notes to the Accounts for the year ended 31 December 2002 (continued)

13. Share Capital

                                                         2002               2001
                                                  (Pound)'000        (Pound)'000
       Authorised:
       100,000 Ordinary shares of(Pound)1 each            100                100
                                                  ===========        ===========

       Allotted and called up:
       50,000 Ordinary shares of(Pound)1 each              50                 50
                                                  ===========        ===========

    49,998 ordinary shares are partly paid to 25 pence. 2 subscriber shares are fully paid.


14. Reconciliation of Movements in Shareholders' Funds

                                                         2002               2001
                                                  (Pound)'000        (Pound)'000

       Retained profit  for the year / period               -                  1
       Ordinary share capital issued                        -                 50
       Opening shareholders' funds                         51                  -
                                                  -----------        -----------
       Closing shareholders' funds                         51                 51
                                                  ===========        ===========


15. Capital Commitments and Contingent Liabilities

    There were no outstanding capital commitments or contingent liabilities at 31 December 2002 (2001 - (Pound)nil).

16. Related Party Transactions

    The Company has taken advantage of the exemption covered by paragraph 3 (c) of FRS 8, "Related party disclosures", not to disclose transactions with entities that are part of the Holmes Group.

    The group remunerates SPV Management Limited for administration services provided to Holmes Financing (No. 3) plc. The total amount paid relating to the Company in the period ended 31 December 2002, by the group, was (Pound)15,000 ((Pound)6,000 in period ended 31 December 2001).

17. Parent and Controlling Party

    The immediate parent of the Company is Holmes Holdings Limited, a company registered in England and Wales, which prepares the only accounts into which the Company is consolidated. SPV Management Limited, a company registered in England and Wales, holds all of the beneficial interest in the issued shares of Holmes Holdings Limited on a discretionary trust for persons employed as nurses in the United Kingdom and for charitable purposes.

    The administration, operations, accounting and financial reporting functions of the Company are performed by Abbey National plc, which is incorporated in Great Britain.